SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

               Pursuant to Section 13 or Section 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): December 7, 2000
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                           ANC Rental Corporation
                 -----------------------------------------
           (Exact name of Registrant as specified in its charter)



                                  Delaware
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              (State or other jurisdication of incorporation)



                     0-30776                            65-0957875
            ------------------------        ---------------------------------
            (Commission File Number)        (IRS Employer Identification No.)


          200 South Andrews Avenue, Fort Lauderdale, Florida 33301
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)

     Registrant's telephone number, including area code: (954) 320-4000
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Item 5.  Other Events.
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         On December 7, 2000, ANC Rental Corporation issued a press release. The press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

99.1     Press Release, dated December 6, 2000

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2000

                                         ANC Rental Corporation

                                         By:       /s/  Howard D. Schwartz
                                              -------------------------------
                                              Howard D. Schwartz
                                              Senior Vice President,
                                              General Counsel and Secretary

                               Exhibit Index

99.1     Press Release, dated December 6, 2000